UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2022

Purple Innovation, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37523	47-4078206
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4100 North Chapel Ridge Rd., Suite 200
Lehi, Utah	84043
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (801) 756-2600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	PRPL	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On December 12, 2022, the Company amended and restated its bylaws in their entirety. The resulting Second Amended and Restated Bylaws are filed as Exhibit 3.1 to this Current Report on Form 8-K and are incorporated herein by reference.

Changes in the Second Amended and Restated Bylaws include, but are not limited to, clarifying the Board’s authority to postpone, reschedule, or cancel shareholder meetings, clarifying the powers of the Board and chair of shareholder meetings to regulate conduct at such meetings, adding a written questionnaire requirement for stockholder nominations, and adding a requirement that proposed shareholder nominees make themselves available for interviews by the Board upon request. The Second Amended and Restated Bylaws also update provisions relating to adjournment procedures and lists of shareholders entitled to vote at shareholder meetings to reflect recent amendments to the Delaware General Corporation Law and address new universal proxy rules by giving the Company additional flexibility, including by adding a requirement that the Company must disregard proxies for any dissident nominees if the dissident does not timely file its proxy statement and solicit two-thirds of the Company’s shareholders in accordance with universal proxy rules. In addition, the Second Amended and Restated Bylaws make minor conforming changes and updates, including changes in furtherance of gender-neutral terms.

The foregoing summary of the Amended and Restated Bylaws does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amended and Restated Bylaws, a copy of which is attached as Exhibit 3.1 to this report and is incorporated by reference herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT INDEX

Exhibit Number	Description
3.1	Second Amended and Restated Bylaws
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 15, 2022	PURPLE INNOVATION, INC.

	By:	/s/ Bennett Nussbaum
Bennett Nussbaum
Interim Chief Financial Officer

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